UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2024

REED’S, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32501	35-2177773
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Merritt 7, Norwalk, CT 06851

(Address of principal executive offices and zip code)

Not applicable

(Former name or former address if changed since last report)

Registrant’s telephone number, including area code: (203) 890-0557

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On December 30, 2024, pursuant to a securities purchase agreement of even date, Reed’s, Inc., a Delaware corporation (“Reed’s” or the “company”) issued and sold an aggregate of 14,705,882 shares of common stock, $0.0001 par value per share, to accredited investors for aggregate gross proceeds of $10,000,000. The purchase price per share was $0.68.

The securities purchase agreement includes standard representations, warranties, mutual indemnification provisions and covenants of the company and investors. A customary liquidated damages provision is included to address a buy-in failure. The parties also entered into a registration rights agreement pursuant to which Reed’s agreed to file a registration statement on Form S-1, at its sole expense, to register the shares for resale within 45 days. The registration rights agreement contains additional customary deadlines and mutual indemnification provisions.

Reed’s intends to use the net proceeds from the transaction for working capital and general corporate purposes, including but not limited to investing in personnel and marketing resources, pursing strategic transactions and expanding internationally.

The foregoing descriptions of the securities purchase agreement and the registration rights agreement are qualified by reference to the full text of such agreements, attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively, and incorporated herein by this reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosures set forth in Item 1.01 are incorporated by reference into this Item 3.02. The shares were issued in a private placement pursuant to the exemption from registration requirements of the Securities Act of 1933, as amended, provided in Section 4(a)(2) and/or Rule 506(b) promulgated thereunder and/or Regulation S. The shares were sold in an offshore transaction that did not involve a public offering.

Item 8.01 Other Events

On January 6, 2025, Reed’s issued a press release announcing the private placement disclosed in Item 1.01 above. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Securities Purchase Agreement dated December 30, 2024
10.2.	Registration Rights Agreement dated December 30, 2024
99.1	Press Release dated January 6, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

REEDS, INC.,
a Delaware corporation

Dated: January 6, 2025	By:	/s/ Norman E. Snyder, Jr.
Norman E. Snyder, Jr.,
Chief Executive Officer